UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 12, 2008
Ready Mix, Inc.
(Exact name of registrant as specified in charter)
Nevada
(State or other jurisdiction of incorporation)

001-32440	86-0830443
(Commission File Number)	(IRS Employer Identification Number)

4602 East Thomas Road, Phoenix, AZ	85018
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (602) 957-2722
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.01

Item 2.02 Results of Operations and Financial Condition.
     On November 12, 2008, Ready Mix, Inc. (the “Company”) issued a press release with respect to its earnings for the third quarter and nine months ended September 30, 2008, a copy of which is attached as Exhibit 99.01.
     The information set forth herein, including Exhibit 99.01, is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section nor shall the information be deemed incorporated by reference in any filing of the Company, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The following exhibit is attached hereto and furnished herewith:

Exhibit
Number	Exhibit Description
99.01	Press Release of Ready Mix, Inc., dated November 12, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ready Mix, Inc.
Date: November 12, 2008	By:	/s/ Clint Tryon
Clint Tryon
Secretary, Treasurer, Chief Financial Officer and Principal Accounting Officer